POWER OF ATTORNEY

 Know all persons by these presents, that the undersigned hereby constitutes and appoints
Nicole Perez Lengel and Kristine Wellman of The Chemours Company, a Delaware
corporation (the
?Company?), and with full power of substitution, as the undersigned's true and lawful attorney-in-fact
to:

 (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an
officer and/or director of the Company, Forms 3, 4, and 5 in accordance with
Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;

 (2) do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any
amendment or amendments thereto, and timely file such form with the U.S.
Securities and Exchange
Commission (the ?SEC?) and any stock exchange or similar authority; and

 (3) take any other action of any type whatsoever in connection with the foregoing which,
in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally
required by, the undersigned, it being understood that the documents executed by any such attorney-in-
fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact may approve in any such attorney-in-fact?s
discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or revocation,
hereby ratifying and confirming all that each such attorney-in-fact, or each such attorney-in-fact's
substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the
rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in
serving in such capacity at the request of the undersigned, are not assuming, nor is the Company
assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to the undersigned?s holdings of and transactions in
securities issued by the Company, unless earlier revoked by the undersigned in a signed writing
delivered to each of the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this 24th day of July, 2023.

 /s/ Matthew Abbott
 Matthew Abbott

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